                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 333-65953


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                           VARIABLE SEPARATE ACCOUNT
                 SUPPLEMENT TO THE AMERICAN PATHWAY PROSPECTUS
                             DATED JANUARY 29, 1999
                      SUPPLEMENT TO THE POLARIS PROSPECTUS
                              DATED APRIL 1, 1999
                    SUPPLEMENT TO THE POLARIS II PROSPECTUS
                              DATED JUNE 28, 1999

                          VARIABLE ANNUITY ACCOUNT ONE
                      SUPPLEMENT TO THE ICAP II PROSPECTUS
                              DATED APRIL 1, 1999

                         VARIABLE ANNUITY ACCOUNT FIVE
                      SUPPLEMENT TO THE SEASONS PROSPECTUS
                              DATED JULY 15, 1999
                  SUPPLEMENT TO THE SEASONS SELECT PROSPECTUS
                              DATED JULY 15, 1999

                         VARIABLE ANNUITY ACCOUNT SEVEN
                SUPPLEMENT TO THE POLARIS II A-CLASS PROSPECTUS
                            DATED FEBRUARY 16, 1999

--------------------------------------------------------------------------------

       The date of the prospectus has been changed to December 29, 1999.


Date:  December 29, 1999


               Please keep this Supplement with your Prospectus.